Exhibit 10.18

ALKAMI TECHNOLOGY, INC.

2021 INCENTIVE AWARD PLAN

RESTRICTED STOCK AWARD GRANT NOTICE

Alkami Technology, Inc., a Delaware corporation, (the “Company”), pursuant to its 2021 Incentive Award Plan, as amended from time to time (the “Plan”), hereby grants to the holder listed below (the “Participant”) the number of shares (the “Shares”) of restricted Company Common Stock (“Restricted Stock”) set forth below subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Agreement”) (including without limitation the Restrictions on the Shares set forth in the Agreement) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Award Grant Notice (the “Grant Notice”) and the Agreement. If the Company uses an electronic stock administration system (such as Shareworks) and the fields below are blank or the information is otherwise provided in a different format electronically, the blank fields and other information shall be deemed incorporated herein from the electronic stock administration system and considered part of this Grant Notice.

Participant:	[ ]

Grant Date:	[ ]

Total Number of Shares of Restricted Stock:	[ ]

Vesting Commencement Date:	[ ]

Vesting Schedule:	[ ]

Termination:	If the Participant experiences a Termination of Service, any Shares that have not become vested on or prior to the date of such Termination of Service will thereupon be automatically forfeited by the Participant, and the Participant’s rights in such Shares shall thereupon lapse and expire.

The Participant understands that the terms of this award of Restricted Stock explicitly include the following (a “Sell to Cover”):

Upon vesting of the Restricted Stock and release of Shares from escrow, the Company, on the Participant’s behalf, will instruct the Company’s transfer agent (together with any other party the Company determines necessary to execute the Sell to Cover, the “Agent”) to sell that number of Shares determined in accordance with Section 2.2(c) of the Agreement as may be necessary to satisfy any resulting withholding tax obligations on the Company, and the Agent will remit the cash proceeds of such sale to the Company. The Company shall then make a cash payment equal to the required tax withholding from the cash proceeds of such sale directly to the appropriate taxing authorities.

By the Participant’s signature below or by electronic acceptance or authentication in a form authorized by the Company, the Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. The Participant has reviewed the Plan, the Agreement and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, Agreement and this Grant Notice. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Agreement or this Grant Notice.

ALKAMI TECHNOLOGY, INC.:	PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

1

EXHIBIT A

TO RESTRICTED STOCK AWARD GRANT NOTICE

RESTRICTED STOCK AWARD AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (the “Grant Notice”) to which this Restricted Stock Award Agreement (this “Agreement”) is attached, Alkami Technology, Inc., a Delaware corporation, (the “Company”) has granted to the Participant the number of shares of Restricted Stock (the “Shares”) under the Company’s 2021 Incentive Award Plan, as amended from time to time (the “Plan”), as set forth in the Grant Notice.

ARTICLE I.

GENERAL

1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

1.2 Incorporation of Terms of Plan. The Award (as defined below) is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

AWARD OF RESTRICTED STOCK

2.1 Award of Restricted Stock.

(a) Award. Pursuant to the Grant Notice and upon the terms and conditions set forth in the Plan and this Agreement, effective as of the Grant Date set forth in the Grant Notice, the Company has granted to the Participant an award of Restricted Stock (the “Award”) under the Plan in consideration of the Participant’s past or continued employment with or service to the Company or any Subsidiary, and for other good and valuable consideration. The number of Shares subject to the Award is set forth in the Grant Notice.

(b) Escrow. The Participant, by acceptance of the Award, shall be deemed to appoint, and does so appoint, the Secretary of the Company or such other escrow holder as the Administrator may appoint to hold the Shares in escrow as the Participant’s attorney(s)-in-fact to effect any transfer of unvested forfeited Shares (or Shares otherwise reacquired by the Company hereunder) to the Company as may be required pursuant to the Plan or this Agreement and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

(c) Removal of Notations. As soon as administratively practicable after the vesting of any Shares subject to the Award pursuant to Section 2.2(b) hereof, the Company shall remove the notations on any Shares subject to the Award which have vested (or such lesser number of Shares as may be permitted pursuant to Section 10.7 of the Plan). The Participant (or the beneficiary or personal representative of the Participant in the event of the Participant’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances required by the Company.

2.2 Restrictions.

(a) Forfeiture. Notwithstanding any contrary provision of this Agreement, except as may otherwise be provided by the Administrator or as set forth in a written agreement between the Company and the Participant, upon the Participant’s Termination of Service for any or no reason, any Shares subject to Restrictions shall thereupon be forfeited immediately and without any further action by the Company, and the Participant’s rights in such Shares shall thereupon lapse and expire.

(b) Vesting and Lapse of Restrictions. As of the Grant Date, 100% of the Shares shall be subject to the risk of forfeiture set forth in Section 2.2(a) hereof and the transfer restrictions set forth in Section 3.3 hereof (collectively, such risk of forfeiture and such transfer restrictions, the “Restrictions”). The Award shall vest and Restrictions shall lapse in accordance with the vesting schedule set forth in the Grant Notice (rounding down to the nearest whole Share).

(c) Tax Withholding. As set forth in Section 10.5 of the Plan, the Company shall have the authority and the right to deduct or withhold, or to require the Participant to remit to the Company, an amount sufficient to satisfy all applicable federal, state and local taxes required by law to be withheld with respect to any taxable event arising in connection with the Award. Such tax withholding obligations shall be satisfied by using a Sell to Cover pursuant to the Grant Notice. The Company shall not be obligated to transfer Shares held in escrow to the Participant or the Participant’s legal representative until the Participant or the Participant’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local tax withholding applicable to the taxable income of the Participant resulting from the grant or vesting of the Award or the issuance of Shares. By accepting this award of Restricted Stock, the Participant has agreed to a Sell to Cover to satisfy any tax withholding obligations and/or social security contributions, in each case, calculated at up to the maximum statutory tax rate, as determined by the Company, and the Participant hereby acknowledges and agrees:

(i) The Participant hereby appoints the Agent as the Participant’s agent and authorizes the Agent to (1) sell on the open market at the then prevailing market price(s), on the Participant’s behalf, as soon as practicable on or after the date the Shares are released from escrow upon vesting of the Restricted Stock, that number (rounded up to the next whole number) of the Shares so released necessary to generate proceeds to cover (x) any tax withholding obligations incurred with respect to such vesting or release based on up to the maximum statutory tax rates, as determined by the Company, and (y) all applicable fees and commissions due to, or required to be collected by, the Agent with respect thereto and (2) in the Company’s discretion, apply any remaining funds to the Participant’s federal tax withholding or remit such remaining funds to the Participant.

(ii) The Participant hereby authorizes the Company and the Agent to cooperate and communicate with one another to determine the number of Shares that must be sold pursuant to subsection (i) above.

(iii) The Participant understands that the Agent may effect sales as provided in subsection (i) above in one or more sales and that the average price for executions resulting from bunched orders will be assigned to the Participant’s account. In addition, the Participant acknowledges that it may not be possible to sell Shares as provided in subsection (i) above due to (1) a legal or contractual restriction applicable to the Participant or the Agent, (2) a market disruption or (3) rules governing order execution priority on the national exchange where the Shares may be traded. In the event of the Agent’s inability to sell Shares, the Participant will continue to be responsible for the timely payment to the Company and/or its affiliates of all federal, state, local and foreign taxes that are required by applicable laws and regulations to be withheld, including but not limited to those amounts specified in subsection (i) above.

(iv) The Participant acknowledges that regardless of any other term or condition of this Section 2.2(c), the Agent will not be liable to the Participant for (1) special, indirect, punitive, exemplary or consequential damages, or incidental losses or damages of any kind or (2) any failure to perform or for any delay in performance that results from a cause or circumstance that is beyond its reasonable control.

(v) The Participant hereby agrees to execute and deliver to the Agent any other agreements or documents as the Agent reasonably deems necessary or appropriate to carry out the purposes and intent of this Section 2.2(c). The Agent is a third-party beneficiary of this Section 2.2(c).

This Section 2.2(c) shall terminate not later than the date on which all tax withholding and obligations arising in connection with the vesting and release of the Restricted Stock have been satisfied.

(d) Stop Transfer Instructions. To ensure compliance with the Restrictions, the provisions of the charter documents of the Company and Applicable Law, and for other proper purposes, the Company may issue appropriate “stop transfer” and other instructions to its transfer agent with respect to the Restricted Stock. The Company shall notify the transfer agent as and when the Restrictions lapse.

2.3 Consideration to the Company. In consideration of the grant of the Award pursuant hereto, the Participant agrees to render faithful and efficient services to the Company or any Subsidiary.

ARTICLE III.

OTHER PROVISIONS

3.1 Section 83(b) Election. If the Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant hereby agrees to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

3.2 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Participant, the Company and all other interested persons. No member of the Administrator or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Award.

3.3 Transferability. Until the Restrictions hereunder lapse or expire pursuant to this Agreement and the Shares vest, the Restricted Stock (including any Shares or other securities or property received by the Participant with respect to Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to the restrictions on transferability set forth in Section 10.1 of the Plan.

3.4 Rights as Stockholder. Except as otherwise provided herein, upon the Grant Date, the Participant shall have all the rights of a stockholder of the Company with respect to the Shares, subject to the Restrictions, including, without limitation, voting rights and rights to receive any cash or stock dividends, in respect of the Shares subject to the Award and deliverable hereunder.

3.5 Tax Consultation. The Participant understands that the Participant may suffer adverse tax consequences in connection with the Restricted Stock granted pursuant to this Agreement (and the Shares issuable with respect thereto). The Participant represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the Restricted Stock and that the Participant is not relying on the Company for any tax advice.

3.6 Adjustments Upon Specified Events. The Administrator may accelerate the vesting of the Restricted Stock in such circumstances as it, in its sole discretion, may determine. The Participant acknowledges that the Restricted Stock is subject to adjustment, modification and termination in certain events as provided in this Agreement and Article IX of the Plan.

3.7 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on the Company’s records. By a notice given pursuant to this Section 3.7, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

3.8 Participant’s Representations. If the Shares issuable hereunder have not been registered under the Securities Act or any applicable state laws on an effective registration statement at the time of such issuance, the Participant shall, if required by the Company, concurrently with such issuance, make such written representations as are deemed necessary or appropriate by the Company or its counsel.

3.9 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

3.10 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

3.11 Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all Applicable Law. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Award is granted, only in such a manner as to conform to such Applicable Law. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such Applicable Law.

3.12 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Award in any material way without the prior written consent of the Participant.

3.13 Successors and Assigns. The Company or any Subsidiary may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company and its Subsidiaries. Subject to the restrictions on transfer set forth in Section 3.3 hereof, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

3.14 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, then the Plan, the Award and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.15 Not a Contract of Service Relationship. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an Employee or other service provider of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and the Participant.

3.16 Entire Agreement. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto, if any) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and its Subsidiaries and the Participant with respect to the subject matter hereof, provided that the Shares shall be subject to any accelerated vesting provisions in any written agreement between the Participant and the Company or a Company plan pursuant to which the Participant participates, in each case, in accordance with the terms therein.

3.17 Limitation on the Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. The Participant shall have only the rights of a general unsecured creditor of the Company and its Subsidiaries with respect to amounts credited and benefits payable, if any, with respect to the Shares issuable hereunder.

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